SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 11, 2003

SAFLINK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20270	95-4346070
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer) Identification No.)

777 108th Avenue NE, Suite 2100

Bellevue, Washington 98004

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (425) 278-1100

Item 5.    Other Events.

On August 11, 2003, SAFLINK Corporation (the “Company”) announced that it will soon be receiving a patent from the United States Patent and Trademark Office (“PTO”) for the Company’s patent application concerning a System and Method for Authenticating Users in a Computer Network. A Notice of Allowance was received from the PTO and the issue fee has been paid. According to the PTO, the patent is ready for issue. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit No.	Description

99.1	Press release of SAFLINK Corporation, dated August 11, 2003, regarding Notice of Allowance for Patent on System and Method for Authenticating Users in a Computer Network

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFLINK Corporation

August 13, 2003	By:	/s/ Glenn Argenbright
Glenn Argenbright President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of SAFLINK Corporation, dated August 11, 2003, regarding Notice of Allowance for Patent on System and Method for Authenticating Users in a Computer Network

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